                                                                    EXHIBIT 99.1

[VISTA GOLD CORP. LOGO]    7961 SHAFFER PARKWAY
                           SUITE 5
                           LITTLETON, COLORADO 80127
                           TELEPHONE (720) 981-1185
                           FAX (720) 981-1186

                                      Trading Symbol: VGZ
                                      Toronto and American Stock Exchanges

______________________________________________ NEWS ___________________________

VISTA GOLD CORP. ANNOUNCES DRILLING RESULTS AT MAVERICK SPRINGS PROJECT IN
NEVADA

DENVER, COLORADO NOVEMBER 24, 2003 - Vista Gold Corp. (TSX & AMEX: VGZ) is pleased to report final drill results from a recently completed 14-hole reverse circulation program totaling 12,920 feet at the Maverick Springs gold-silver project. The property is located approximately 50 miles southeast of Elko, Nevada, on the southeast extension of the Carlin Trend.

Maverick Springs is a large, flat-lying, Carlin-type system with gold-silver mineralization occurring in a zone 100 to 400 feet in thickness. The objective of all but one of the holes was infill drilling of previously outlined mineralization. All holes intersected mineralization, confirming gold-silver mineralization within a zone measuring approximately 2,500 feet north-south by 2,000 feet east-west. All holes were vertical and the intervals cited in the table below are thought to represent true thicknesses. One step-out hole (MR-139) was drilled 1,400 feet north of the infill area and intercepted anomalous gold mineralization, significantly expanding the potential for the project.

Intercepts indicating the potential for bulk-mineable gold mineralization include MR-141 which intersected 375 feet of mineralization at 0.011 ounces of gold per ton, MR-142 which intersected 280 feet of mineralization at 0.014 ounces of gold per ton, MR-144 which intersected 260 feet of mineralization at
0.014 ounces of gold per ton, MR-147 which intersected 245 feet of mineralization at 0.017 ounces of gold per ton, MR-143 which intersected 220 feet of mineralization at 0.011 ounces of gold per ton, and MR-138 which intersected 165 feet of mineralization at 0.011 ounces of gold per ton.

Higher grade gold intercepts included 10 feet of gold mineralization in drill hole MR-147 assaying 0.134 ounces of gold per ton.

The drilling program was performed between July 22 and October 21, 2003 under the overall supervision of Qualified Person Warren Bates, P.Geo. All samples taken were 5 feet in length and were assayed by American Assay Labs of Reno, Nevada. Sampling and assaying methods were conducted in accordance with Canadian National Instrument 43-101 best practices. A resource analysis will be done by an independent consulting firm in accordance with National Instrument 43-101 guidelines.

Silver Standard Resources, Inc. (TSX-V: SSO; Nasadq Small Cap: SSRI) funded the drilling program through a unique option/joint venture earn-in agreement with Vista, as previously disclosed, in which Silver Standard will acquire all silver mineralization hosted at Maverick Springs while Vista will retain all gold mineralization. In order to earn its interest, Silver Standard has paid cash and will contribute a total of US$1.2 million toward exploration programs, land holding costs and option payments.

Vista Gold Corp., based in Littleton, Colorado, evaluates and acquires gold projects with defined gold resources. Additional exploration and technical studies are undertaken to maximize the value of the projects for eventual development. The Corporation's holdings include the Maverick Springs, Mountain View, Hasbrouck, Three Hills, Hycroft and Wildcat projects in Nevada, the Long Valley project in California, the Yellow Pine project in Idaho, the Paredones Amarillos and Guadalupe De Los Reyes projects in Mexico, and the Amayapampa project in Bolivia.


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                SELECTED DRILL RESULTS, MAVERICK SPRINGS, NEVADA

----------------------------------------------------------------------------------------------------------------
    HOLE         COORDINATES         FROM           TO           INTERVAL        GOLD GRADE       SILVER GRADE
     NO.                            (feet)        (feet)          (feet)      Weighted Average  Weighted Average
                                                                                 (oz./ ton)         (oz./ton)
----------------------------------------------------------------------------------------------------------------
MR-136             644769E             210         230               20             0.027               0.5
                   4444079N
----------------------------------------------------------------------------------------------------------------
                                       335         345               10             0.009               0.1
----------------------------------------------------------------------------------------------------------------
                                       585         740              155             0.009               1.2
----------------------------------------------------------------------------------------------------------------
                          INCL.        585         650               65             0.012               2.5
----------------------------------------------------------------------------------------------------------------
MR-137-A           644848E             395         575              180             0.007               0.2
                   4444031N
----------------------------------------------------------------------------------------------------------------
                          INCL.        535         560               25             0.014               0.8
----------------------------------------------------------------------------------------------------------------
MR-138             644634E             815         980              165             0.011               1.8
                   4443479N
----------------------------------------------------------------------------------------------------------------
MR-139             644780E             990        1005               15             0.011               0.1
                   4445084N
----------------------------------------------------------------------------------------------------------------
MR-140-A           644652E             510         605               95             0.014               0.3
                   4444654N
----------------------------------------------------------------------------------------------------------------
                                       770         885              115             0.013               0.4
----------------------------------------------------------------------------------------------------------------
MR-141             644769E             530         905              375             0.011               1.7
                   4444079N
----------------------------------------------------------------------------------------------------------------
MR-142 (1)         644587E             660         940              280             0.014               0.8
                   4444298N
----------------------------------------------------------------------------------------------------------------
                          INCL.        750         765               15             0.090               2.0
----------------------------------------------------------------------------------------------------------------
MR-143 (1)         644510E             650         870              220             0.011               1.8
                   4444208N
----------------------------------------------------------------------------------------------------------------
MR-144             644896E             175         220               45             0.010               0.1
                   4444277N
----------------------------------------------------------------------------------------------------------------
                                       270         295               25             0.006               0.0
----------------------------------------------------------------------------------------------------------------
                                       530         790              260             0.014               0.8
----------------------------------------------------------------------------------------------------------------
                          INCL.        710         765               55             0.037               1.2
----------------------------------------------------------------------------------------------------------------
MR-145             644800E             320         345               25             0.006               0.0
                   4444205N
----------------------------------------------------------------------------------------------------------------
                                       460         615              155             0.011               0.9
----------------------------------------------------------------------------------------------------------------
MR-146 (1)         644980E             325         345               20             0.005               0.0
                   4444365N
----------------------------------------------------------------------------------------------------------------
                                       410         465               55             0.009               0.0
----------------------------------------------------------------------------------------------------------------
                                       595         690               95             0.015               2.0
----------------------------------------------------------------------------------------------------------------
MR-147 (1)         644840E             555         800              245             0.017               1.2
                   4444510N
----------------------------------------------------------------------------------------------------------------
                          INCL.        650         660               10             0.134               0.4
----------------------------------------------------------------------------------------------------------------
MR-148             644950E             730         835              105             0.010               1.0
                   4444480N
----------------------------------------------------------------------------------------------------------------
                          INCL.        735         760               25             0.034               0.7
----------------------------------------------------------------------------------------------------------------
MR-149 (1)         644745E             515         625              110             0.007               0.2
                   4444490N
----------------------------------------------------------------------------------------------------------------

(1) Hole ending in mineralization



The statements that are not historical facts are forward-looking statements involving known and unknown risks and uncertainties that could cause actual results to vary materially from targeted results. Such risks and uncertainties include those described from time to time in the Corporation's periodic reports, including the annual report on Form 10-K, as amended, filed with the U.S. Securities and Exchange Commission. The Corporation assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information, please contact Jock McGregor at (720) 981-1185, or visit the Vista Gold Corp. website at www.vistagold.com
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